[Logo] M F S (R)                                                 ANNUAL REPORT
INVESTMENT MANAGEMENT                                            MARCH 31, 2001


                               [Graphic Omitted]


                                                           MFS(R) MASSACHUSETTS
                                                      HIGH INCOME TAX FREE FUND

                                                                MFS(R) NEW YORK
                                                      HIGH INCOME TAX FREE FUND


MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK HIGH INCOME TAX FREE FUND

TRUSTEES                                                 TREASURER
Marshall N. Cohan+ -- Private Investor                   James O. Yost*

Lawrence H. Cohn, M.D.+ -- Chief of Cardiac              ASSISTANT TREASURERS
Surgery, Brigham and Women's Hospital;                   Mark E. Bradley*
Professor of Surgery, Harvard Medical School             Robert R. Flaherty*
                                                         Laura F. Healy*
The Hon. Sir J. David Gibbons, KBE+ -- Chief             Ellen Moynihan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               SECRETARY
                                                         Stephen E. Cavan*
Abby M. O'Neill+ -- Private Investor
                                                         ASSISTANT SECRETARY
Walter E. Robb, III+ -- President and                    James R. Bordewick, Jr.*
Treasurer, Benchmark Advisors, Inc. (corporate
financial consultants); President, Benchmark             CUSTODIAN
Consulting Group, Inc. (office services)                 State Street Bank and Trust Company

Arnold D. Scott* -- Senior Executive Vice                AUDITORS
President, Director, and Secretary, MFS                  Deloitte & Touche LLP
Investment Management
                                                         INVESTOR INFORMATION
Jeffrey L. Shames* -- Chairman and Chief                 For information on MFS mutual funds, call your
Executive Officer, MFS Investment Management             investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
J. Dale Sherratt+ -- President, Insight                  business day from 9 a.m. to 5 p.m. Eastern time
Resources, Inc. (acquisition planning                    (or leave a message anytime).
specialist)
                                                         INVESTOR SERVICE
Ward Smith+ -- Former Chairman (until 1994),             MFS Service Center, Inc.
NACCO Industries (holding company)                       P.O. Box 2281
                                                         Boston, MA 02107-9906
INVESTMENT ADVISER
Massachusetts Financial Services Company                 For general information, call toll free:
500 Boylston Street                                      1-800-225-2606 any business day from 8 a.m. to
Boston, MA 02116-3741                                    8 p.m. Eastern time.

DISTRIBUTOR                                              For service to speech- or hearing-impaired
MFS Fund Distributors, Inc.                              individuals call toll free: 1-800-637-6576 any
500 Boylston Street                                      business day from 9 a.m. to 5 p.m. Eastern
Boston, MA 02116-3741                                    time. (To use this service, your phone must be
                                                         equipped with a Telecommunications Device for
CHAIRMAN AND PRESIDENT                                   the Deaf.)
Jeffrey L. Shames*
                                                         For share prices, account balances, exchanges,
PORTFOLIO MANAGER                                        or stock and bond outlooks, call toll free:
Michael W. Roberge*                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.

                                                         WORLD WIDE WEB
                                                         www.mfs.com



+ Independent Trustee
* MFS Investment Management

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

    1. How are my investments performing right now?

    2. How is my money being managed, over both the short and the long term?

    3. What's going on in the market, and how will that affect me?

    4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

MFS(R) Massachusetts High Income Tax Free Fund

Dear Shareholders,
For the 12 months ended March 31, 2001, the fund provided a total return of 11.36%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a 10.92% return over the same period for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds. During the same period, the average Massachusetts municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 10.18%.

The fund seeks to provide high current income exempt from federal income tax and Massachusetts state personal income tax. The fund is nondiversified and may invest in a small number of issuers. Most of the fund's assets are invested in municipal securities and participation interests in municipal securities, which represent securities pooled by multiple issuers and backed by a letter of credit or a guarantee from a bank.

A significant decline in interest rates over the period drove strong returns for municipal securities in general; declining rates were mainly due to a slowing U.S. economy and interest rate decreases by the Federal Reserve Board. Over the first half of the period, the fund also benefited from being relatively underweighted in high-yield securities as spreads widened out, causing high-yield securities to underperform.

We used the spread widening as an opportunity to add more high-yield issues to the portfolio. As spreads firmed and began to contract during the latter half of the period, the fund then benefited from its increased high-yield weighting, as high-yield issues began to outperform. (High-yield, or lower credit quality issues are bonds rated "BBB" and below by the major credit rating agencies.)

The university and secondary school sector was a significant contributor to performance. Massachusetts is a mecca of education, and many schools have tended to maintain favorable credit characteristics while they have also offered attractive risk/reward opportunities. The fund has owned a number of "BBB"-rated issues in private secondary schools that have experienced huge demand due to the strong Massachusetts economy of the past several years. In our view, these schools will continue to experience strong demand and healthy finances even in a slowing economy. Many of them also have large endowments that offer additional security for their bond issues. In the college and university area, the fund owns a number of issues in schools with relatively lower tuition costs; we think these schools may do well in an economic downturn, as more expensive schools become harder for students to afford.

Relative performance was also helped by our underweighting in health care issues, which have suffered nationally due to government cutbacks in Medicare funding. Although the situation in health care has begun to improve, we believe that in Massachusetts it still makes sense to be underweight in the sector, due to a very competitive environment among health care providers. However, our research has found selected opportunities within the sector.

     Respectfully,

 /s/ Michael W. Roberge

     Michael W. Roberge
     Portfolio Manager

MFS(R) New York High Income Tax Free Fund

Dear Shareholders,
For the 12 months ended March 31, 2001, the fund provided a total return of 12.81%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a 10.92% return over the same period for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index). During the same period, the average New York municipal debt fund tracked by Lipper Inc., returned 10.39%.

The fund seeks to provide high current income exempt from federal income tax and New York state and city income taxes. The fund is nondiversified and may invest in a small number of issuers. Most of the fund's assets are invested in municipal securities and participation interests in municipal securities, which represent securities pooled by multiple issuers and backed by a letter of credit or a guarantee from a bank.

A significant decline in interest rates over the period, due mainly to a slowing U.S. economy and interest rate decreases by the Federal Reserve Board, drove strong returns for municipal securities in general. Our relative overweighting in higher-rated issues was the major factor in our outperformance compared to the Lehman Index and to our peers. This overweighting in higher-grade bonds was due to two main factors. First, the small size of the fund has made it difficult to find suitable high-yield (lower rated) issues, as we needed to ensure that any particular high-yield issue did not have an overly large weighting in the portfolio. Second, we believe that most high-yield bonds from New York issuers have not adequately compensated investors for the higher risk they entail. In other words, we feel that higher-grade New York issues have been a better buy for investors on a risk/reward basis, so we have favored higher-grade bonds.

Another factor in our outperformance was the pre-refunding of our largest position, an issue by the New York Institute of Technology. The bonds we held were refunded by new bonds, in effect replacing bonds backed by the school with bonds backed by U.S. Treasury securities. This improved the credit quality of the bonds we held, causing their prices to rise. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

     Respectfully,

 /s/ Michael W. Roberge

     Michael W. Roberge
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts or the State of New York (as applicable) who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund's Class A shares in comparison to various market indicators. Investment results include the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2001. Index information is from August 1, 1999.)


             MFS Massachusetts        Lehman Brothers
                High Income              Municipal
          Tax Free Fund - Class A       Bond Index
3/99             $ 9,525                $10,000
3/00               9,661                 10,135
3/01              10,758                 11,242


TOTAL RATES OF RETURN THROUGH MARCH 31, 2001

CLASS A

                                                      1 Year         Life*
----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +11.36%       +12.95%
----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge   +11.36%       + 7.59%
----------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge   + 6.07%       + 4.49%
----------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                      1 Year         Life*
----------------------------------------------------------------------------
Average Massachusetts municipal debt fund+           +10.18%       + 9.70%
----------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                +10.92%       + 7.27%
----------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2001. Index information is from
    August 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS NEW YORK HIGH INCOME TAX FREE FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2001. Index information is from August 1, 1999.)

                        MFS New York
                         High Income            Lehman Brothers
                  Tax Free Fund - Class A    Municipal Bond Index
3/99                    $ 9,525                  $10,000
3/00                      9,749                   10,135
3/01                     10,997                   11,242

TOTAL RATES OF RETURN THROUGH MARCH 31, 2001

CLASS A

                                                      1 Year     Life*
-----------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +12.81%   +15.46%
-----------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge   +12.81%   + 9.03%
-----------------------------------------------------------------------
Average Annual Total Return Including Sales Charge   + 7.45%   + 5.88%
-----------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                      1 Year     Life*
-----------------------------------------------------------------------
Average New York municipal debt fund+                +10.39%   +10.03%
-----------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                +10.92%   + 7.27%
-----------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2001. Index information is from August 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge.

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater than average risk. These risks may increase share price volatility. See the prospectus for details.

Each portfolio is nondiversified and each has more risk than one that is diversified. The portfolios invest in a limited number of securities and may have more risk because a change in one security's value may have a more significant effect on the portfolios' net asset value. Investments in the portfolios are not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. These risks may increase share price volatility. See the prospectus for details.

By concentrating in one state rather than diversifying among several, each portfolio is more susceptible to greater adverse economic or regulatory developments than a portfolio that invests more broadly. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - March 31, 2001

MFS MASSACHUSETTS HIGH INCOME TAX FREE INCOME FUND

Municipal Bonds - 93.7%
-----------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)       VALUE
-----------------------------------------------------------------------------
Airport and Port Revenue - 1.4%
  Massachusetts Port Authority, 6s, 2015                     $100  $  111,133
-----------------------------------------------------------------------------
General Obligations - General Purpose - 21.8%
  Boston, MA, 5.75s, 2019                                    $200  $  211,356
  Brookline, MA, 5.375s, 2019                                 200     207,232
  Chelmsford, MA, 6s, 2018                                    100     108,549
  Commonwealth of Massachusetts, 6.5s, 2008(+++)              100     114,853
  Commonwealth of Massachusetts, 5.5s, 2010                   100     108,992
  Commonwealth of Massachusetts, 6s, 2015                     200     228,102
  Commonwealth of Massachusetts, FGIC, 7s, 2009               100     119,434
  Commonwealth of Massachusetts, FGIC, 6.75s, 2011(+++)       150     167,676
  Lowell, MA, FGIC, 5.75s, 2004                               100     105,992
  Northbridge, MA, 7.6s, 2001                                 200     202,612
  Worcester, MA, FSA, 6s, 2016                                200     223,074
                                                                   ----------
                                                                   $1,797,872
-----------------------------------------------------------------------------
General Obligations - Improvement - 23.1%
  Commonwealth of Massachusetts, 6s, 2013                    $ 25  $   27,920
  Commonwealth of Massachusetts, 5.75s, 2015                   50      54,228
  Lawrence, MA, AMBAC, 9.75s, 2002                            450     477,576
  Massachusetts Bay Transportation Authority, 6.2s, 2016 400 462,756 Massachusetts Bay Transportation Authority, RITES,
    8.82s, 2016+(++)                                          165     216,774
  Springfield, MA, Municipal Purpose Loan, FSA, 6.25s,
    2019                                                      600     666,900
                                                                   ----------
                                                                   $1,906,154
-----------------------------------------------------------------------------
General Obligations - Schools - 1.4%
  Narragansett, MA, Regional School District, AMBAC, 6.5s,
    2016                                                     $100  $  115,002
-----------------------------------------------------------------------------
Health Care Revenue - Hospitals - 8.0%
  Massachusetts Development Finance Agency Rev.
    (Massachusetts Biomedical Research), 6.375s, 2016        $ 50  $   53,734
  Massachusetts Health & Educational Facilities Authority
    (Caritas Christi), 5.7s, 2015                              20      17,683
  Massachusetts Health & Educational Facilities Authority
    (Children's Hospital), 6.125s, 2012                       100     103,660
  Massachusetts Health & Educational Facilities Authority
    (Jordan Hospital), 5.25s, 2018                            100      85,032
  Massachusetts Health & Educational Facilities Authority
    (Milford-Whitinsville Regional Hospital), 5.25s, 2018 100 80,382 Massachusetts Health & Educational Facilities Authority
    (New England Deaconess Hospital), 6.875s, 2022(+++)       200     211,278
  Massachusetts Health & Educational Facilities Authority
    (North Adams Regional Hospital), 6.625s, 2018              35      33,571
  Massachusetts Health & Educational Facilities Authority
    (South Shore Hospital), 5.625s, 2019                       80      77,878
                                                                   ----------
                                                                   $  663,218
-----------------------------------------------------------------------------
Human Services - 0.6%
  Massachusetts Health & Educational Facilities Authority
    (Learning Center for Deaf Children), 6.1s, 2019         $  50  $   45,851
-----------------------------------------------------------------------------
Industrial Revenue - Airlines - 1.2%
  Massachusetts Port Authority (US Airways), MBIA, 5s,
    2006                                                    $  50  $   52,420
  Puerto Rico Port Authority (American Airlines), 6.3s,
    2023                                                       50      50,177
                                                                   ----------
                                                                   $  102,597
-----------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 1.6%
  Massachusetts Development Finance Agency Rev., Resource
    Recovery Rev. (Waste Management, Inc.), 6.9s, 2029       $125  $  131,151
-----------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.3%
  Massachusetts Housing Finance Agency, MBIA, 5.35s, 2010    $100  $  106,229
-----------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.1%
  Route 3 North Transport Improvement Associates, Lease
    Rev., MBIA,  5.75s, 2017                                 $100  $  107,018
  Territory of Virgin Islands, Public Finance Authority,
    5.875s, 2018                                              100      97,161
  Territory of Virgin Islands, Public Finance Authority,
    5.5s, 2022                                                 50      48,227
                                                                   ----------
                                                                   $  252,406
-----------------------------------------------------------------------------
Solid Waste Revenue - 1.1%
  Massachusetts Development Finance Agency Rev., Resource
    Recovery Rev., 6.7s, 2014                               $  25  $   25,840
  Massachusetts Industrial Finance Agency Rev. (Ogden
    Haverhill), 5.6s, 2019                                     75      68,476
                                                                   ----------
                                                                   $   94,316
-----------------------------------------------------------------------------
State and Local Appropriation - 1.4%
  Massachusetts Development Finance Agency Rev., Visual &
    Performing Arts Project, 6s, 2015                        $100  $  112,639
-----------------------------------------------------------------------------
Student Loan Revenue - 0.9%
  Massachusetts Educational Financing Authority, AMBAC,
    5.3s, 2016                                              $  75  $   74,900
-----------------------------------------------------------------------------
Turnpike Revenue - 0.4%
  Puerto Rico Municipal Finance Agency, RITES, FSA,
    8.666s, 2016+(++)                                       $  30  $   36,836
-----------------------------------------------------------------------------
Universities - Colleges - 6.4%
  Massachusetts Development Finance Agency Rev. (Eastern
    Nazarene College), 5.625s, 2019                         $  50  $   44,847
  Massachusetts Development Finance Agency Rev.
    (Massachusetts College of Pharmacy), 6.625s, 2020          50      52,821
  Massachusetts Development Finance Agency Rev. (Smith
    College), 5.5s, 2017                                      100     105,230
  Massachusetts Development Finance Agency Rev. (Suffolk
    University), 5.75s, 2019                                  100      98,312
  Massachusetts Health & Educational Facilities Authority
    (Harvard University), RITES, 8.9s, 2020+(++)               90     120,082
  Massachusetts Health & Educational Facilities Authority
    (Simmons College), AMBAC, 5.75s, 2015                     100     109,208
                                                                   ----------
                                                                   $  530,500
-----------------------------------------------------------------------------
Universities - Secondary Schools - 9.5%
  Massachusetts Development Finance Agency Rev. (Williston
    Northampton School), 6.5s, 2028                          $300  $  289,875
  Massachusetts Industrial Finance Agency Rev. (Belmont
    Hill School), 5.625s, 2020                                100     102,551
  Massachusetts Industrial Finance Agency Rev. (Concord
    Academy), 5.5s, 2027                                      100      94,422
  Massachusetts Industrial Finance Agency Rev. (Dana Hall
    School), 5.9s, 2027                                       100      98,421
  Massachusetts Industrial Finance Agency Rev. (Groton
    School), 5s, 2018                                         100      99,306
  Massachusetts Industrial Finance Agency Rev. (Tabor
    Academy), 5.4s, 2018                                      100      95,803
                                                                   ----------
                                                                   $  780,378
-----------------------------------------------------------------------------
Utilities - Municipal Owned - 1.2%
  Massachusetts Development Finance Agency Rev. (Devens
    Electric Systems), 5.125s, 2011                          $ 50  $   49,913
  Massachusetts Development Finance Agency Rev. (Devens
    Electric Systems), 5.625s, 2016                            50      49,805
                                                                   ----------
                                                                   $   99,718
-----------------------------------------------------------------------------
Water and Sewer Utility Revenue - 9.3%
  Holyoke, MA, 8s, 2001                                      $ 75  $   75,421
  Massachusetts Water Pollution Abatement Trust, 5.75s,
    2016                                                       25      26,964
  Massachusetts Water Pollution Abatement Trust, 5.75s,
    2017                                                      125     134,164
  Massachusetts Water Resources Authority, FGIC, 6s, 2017 200 221,922 Massachusetts Water Resources Authority, RITES, FGIC,
    9.242s, 2019+(++)                                         225     310,077
                                                                   ----------
                                                                   $  768,548
-----------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $7,414,989)                $7,729,448
-----------------------------------------------------------------------------
Floating Rate Demand Notes - 4.0%
-----------------------------------------------------------------------------
  Commonwealth of Massachusetts, "A", Central Artery, due
    04/02/01                                                 $100  $  100,000
  Sevier County, TN, Public Building Authority, due
    04/02/01                                                  130     130,000
  Sublette County, WY, Pollution Control Rev. Exxon Corp.,
    due 04/02/01                                              100     100,000
-----------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost               $  330,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $7,744,989)                    $8,059,448
Other Assets, Less Liabilities - 2.3%                                 186,558
-----------------------------------------------------------------------------
Net assets - 100.0%                                                $8,246,006
-----------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - March 31, 2001

MFS NEW YORK HIGH INCOME TAX FREE FUND

Municipal Bonds - 97.4%
--------------------------------------------------------------------------------
                                                      PRINCIPAL AMOUNT
ISSUER                                                   (000 OMITTED)     VALUE
--------------------------------------------------------------------------------
Airport and Port Revenue - 5.7%
  Niagara, NY, Frontier Authority Airport Rev. (Buffalo-
    Niagra International Airport), MBIA, 5.5s, 2009                $20    21,514
  Port Authority NY & NJ, Special Obligation (JFK
    International), MBIA, 6.25s, 2015                               10    11,592
                                                                         -------
                                                                          33,106
--------------------------------------------------------------------------------
General Obligations - General Purpose - 2.8%
  New York Thruway Authority Rev., Highway And Bridges,
    FSA, 5.75s, 2017                                               $ 5     5,384
  New York, NY, 6.125s, 2006(+++)                                    5     5,603
  New York, NY, 5.75s, 2014                                          5     5,415
                                                                         -------
                                                                          16,402
--------------------------------------------------------------------------------
General Obligations - Improvement - 8.8%
  Erie County, NY, Public Improvement, 5.625s, 2012                $15    16,375
  Nassau County, NY, FSA, 5.25s, 2008                               15    16,093
  Puerto Rico Municipal Finance Agency, RITES, FSA, 7.877s,
    2016+(++)                                                       15    18,419
                                                                         -------
                                                                          50,887
--------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 1.7%
  New York City, NY, Health & Hospital Corp. Rev., 5.25s,
    2017                                                           $10      9,88
--------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.8%
  New York, NY, City Transitional Financial Authority Rev.,
    5.75s, 2017                                                    $15    16,154
--------------------------------------------------------------------------------
Solid Waste Revenue - 3.6%
  Rockland County, NY, Solid Waste Management Authority,
    4.8s, 2005                                                     $20    20,464
--------------------------------------------------------------------------------
State and Local Appropriation - 45.5%
  Metropolitan Transportation Authority, NY, FGIC, 5.875s,
    2018                                                           $20    21,621
  New York Dormitory Authority Rev. (Mental Health
    Services), 6s, 2007                                             25    27,517
  New York Dormitory Authority Rev. (Mental Health
    Services), MBIA, 5.75s, 2020                                     5     5,270
  New York Dormitory Authority Rev. (New York University),
    MBIA, 5.75s, 2013                                               20    22,387
  New York Dormitory Authority Rev. (Office Facilities -
    Audit & Control), MBIA, 5.25s, 2011                             10    10,724
  New York Dormitory Authority Rev. (Pace University), MBIA,
    6s, 2019                                                        10    10,986
  New York Dormitory Authority Rev. (Schools Program),
    6.25s, 2020                                                     25    28,087
  New York Dormitory Authority Rev. (State University),
    AMBAC, 5.5s, 2009                                               25    27,345
  New York Dormitory Authority Rev. (State University), 6s,
    2014                                                            15    16,705
  New York Dormitory Authority Rev. (University of
    Rochester), MBIA, 5.25s, 2015                                   10    10,372
  New York Dormitory Authority Rev. (Upstate Community
    College), FSA, 6s, 2018                                         10    11,025
  New York Medical Care Facilities Financing Agency Rev.
    (Mental Health Services), 6.375s, 2004(+++)                     20    22,212
  New York Urban Development Corp. Rev. (Correctional
    Facilities), FSA, 5.25s, 2014                                   25    26,670
  Suffolk County, NY, Judical Facilities Rev. (John P
    Cohalan Complex), AMBAC, 5.5s, 2008                             20    21,785
                                                                         -------
                                                                         262,706
--------------------------------------------------------------------------------

Turnpike Revenue - 14.2%
  New York Thruway Authority Rev., Highway & Bridges, FGIC,
    5.75s, 2013                                                    $ 5     5,485
  New York Thruway Authority Rev., Highway & Bridges, FSA,
    5.8s, 2018                                                      20    21,613
  Triborough Bridge & Tunnel Authority, NY, 5.5s, 2006              25    26,852
  Triborough Bridge & Tunnel Authority, NY, 5.75s, 2011             25    27,869
                                                                         -------
                                                                          81,819
--------------------------------------------------------------------------------
Universities - Colleges - 2.1%
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2006(+++)                      $10    11,853
--------------------------------------------------------------------------------
Utilities - Municipal Owned - 5.5%
  Long Island Power Authority, Electric Systems Rev., FSA,
    5s, 2015                                                       $10    10,134
  Puerto Rico Electric Power Authority, RITES, FSA, 6.403s,
    2015+(++)                                                       20    21,853
                                                                         -------
                                                                          31,987
--------------------------------------------------------------------------------
Utilities - Other - 0.8%
  Long Island Power Authority, 5s, 2020                            $ 5     4,866
--------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 3.9%
  New York Environmental Facilities Corp., Pollution Control
    Rev., 5.75s, 2012                                              $20    22,454
--------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $526,173)                        562,587
--------------------------------------------------------------------------------
Other Assets, Less Liabilities - 2.6%                                     14,861
--------------------------------------------------------------------------------
Net assets - 100.0%                                                      577,448
--------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:

    + Restricted security.
 (++) Inverse floating rate security.
(+++) Refunded bond.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
------------------------------------------------------------------------------
                                                  MASSACHUSETTS       NEW YORK
                                                    HIGH INCOME    HIGH INCOME
MARCH 31, 2001                                    TAX FREE FUND  TAX FREE FUND
------------------------------------------------------------------------------
Assets:
  Investments -
    Identified cost                                 $ 7,744,989    $   526,173
    Unrealized appreciation                             314,459         36,414
                                                    -----------    -----------
      Total investments, at value                   $ 8,059,448    $   562,587
  Cash                                                  136,142          6,063
  Interest receivable                                   128,136          8,799
                                                    -----------    -----------
      Total assets                                  $ 8,323,726    $   577,449
                                                    -----------    -----------
Liabilities:
  Distributions payable                             $     2,356    $         1
  Payable for investments purchased                      75,364           --
                                                    -----------    -----------
      Total liabilities                             $    77,720    $         1
                                                    -----------    -----------
Net assets                                          $ 8,246,006    $   577,448
                                                    ===========    ===========
Net assets consist of:
  Paid-in-capital                                   $ 7,935,231    $   544,443
  Unrealized appreciation on investments                314,459         36,414
  Accumulated net realized loss on investments           (7,420)        (3,366)
  Accumulated undistributed (distributions in
    excess of) net investment income                      3,736            (43)
                                                    -----------    -----------
      Total                                         $ 8,246,006    $   577,448
                                                    ===========    ===========
Shares of beneficial interest outstanding               800,500         54,431
                                                    ===========    ===========
Net asset value per share (net assets / shares
  of beneficial interest outstanding)               $     10.30    $     10.61
                                                    ===========    ===========
    Offering price per share (100 / 95.25
      of net asset value per share)                 $     10.81    $     11.14
                                                    ===========    ===========

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations
------------------------------------------------------------------------------
                                                  MASSACHUSETTS       NEW YORK
                                                    HIGH INCOME    HIGH INCOME
YEAR ENDED MARCH 31, 2001                         TAX FREE FUND  TAX FREE FUND
------------------------------------------------------------------------------
Net investment income:
  Interest income                                   $   317,968    $    27,643
                                                    -----------    -----------
  Expenses -
    Management fee                                  $    23,277    $     2,154
    Shareholder servicing agent fee                       5,819            539
    Administrative fee                                      889             80
    Custodian fee                                         9,710          6,992
    Printing                                              8,994            200
    Postage                                                 970            142
    Auditing fees                                        13,381         13,880
    Legal fees                                            2,351          4,302
    Miscellaneous                                         2,034          3,140
                                                    -----------    -----------
      Total expenses                                $    67,425    $    31,429
    Fees paid indirectly                                 (1,719)          (177)
    Reduction of expenses by investment adviser         (65,706)       (31,252)
                                                    -----------    -----------
      Net expenses                                  $      --      $      --
                                                    -----------    -----------
        Net investment income                       $   317,968    $    27,643
                                                    -----------    -----------
Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                         $    60,129    $      (104)
    Futures contracts                                   (45,422)          --
                                                    -----------    -----------
      Net realized gain (loss) on investments       $    14,707    $      (104)
                                                    -----------    -----------
  Change in unrealized appreciation -
    Investments                                     $   251,926    $    37,858
    Futures contracts                                     5,844           --
                                                    -----------    -----------
      Net unrealized gain on investments            $   257,770    $    37,858
                                                    -----------    -----------
      Net realized and unrealized gain
        on investments                              $   272,477    $    37,754
                                                    -----------    -----------
        Increase in net assets from operations      $   590,445    $    65,397
                                                    ===========    ===========

See notes to financial statements.

Statements of Changes in Net Assets
------------------------------------------------------------------------------
                                                   YEAR ENDED     PERIOD ENDED
MASSACHUSETTS HIGH INCOME TAX FREE FUND        MARCH 31, 2001   MARCH 31, 2000*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                           $   317,968      $   111,954
  Net realized gain on investments                     14,707            1,735
  Net unrealized gain on investments                  257,770           56,689
                                                  -----------      -----------
      Increase in net assets from operations      $   590,445      $   170,378
                                                  -----------      -----------
Distributions declared to shareholders -
  From net investment income                      $  (316,286)     $  (111,277)
  From net realized gain on investments               (16,442)            --
  In excess of net realized gain on investments        (6,043)            --
                                                  -----------      -----------
      Total distributions declared to
        shareholders                              $  (338,771)     $  (111,277)
                                                  -----------      -----------
Net increase in net assets from fund
   share transactions                             $ 1,321,873      $ 6,613,358
                                                  -----------      -----------
      Total increase in net assets                $ 1,573,547      $ 6,672,459
Net assets:
  At beginning of period                            6,672,459             --
                                                  -----------      -----------
  At end of period                                $ 8,246,006      $ 6,672,459
                                                  -----------      -----------

Accumulated undistributed net investment income
  included in net assets at end of period         $     3,736      $       677
                                                  ===========      ===========

*For the period from the commencement of the fund's investment operations, August 2, 1999, through
 March 31, 2000.

See notes to financial statements.

Statements of Changes in Net Assets
------------------------------------------------------------------------------
                                                 YEAR ENDED       PERIOD ENDED
NEW YORK HIGH INCOME TAX FREE FUND           MARCH 31, 2001     MARCH 31, 2000*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                         $    27,643        $    16,490
  Net realized loss on investments                     (104)            (3,262)
  Net unrealized gain (loss) on investments          37,858             (1,444)
                                                -----------        -----------
      Increase in net assets from operations    $    65,397        $    11,784
                                                -----------        -----------
Distributions declared to shareholders -
  From net investment income                    $   (27,633)       $   (16,490)
  In excess of net investment income                   --                  (53)
                                                -----------        -----------
      Total distributions declared to
        shareholders                            $   (27,633)       $   (16,543)
                                                -----------        -----------
Net increase in net assets from fund share
    transactions                                $    27,697        $   516,746
                                                -----------        -----------
      Total increase in net assets              $    65,461        $   511,987
Net assets:
  At beginning of period                            511,987               --
                                                -----------        -----------
  At end of period                              $   577,448        $   511,987
                                                -----------        -----------
Accumulated distributions in excess of net
  investment income included in net assets
  at end of period                              $       (43)       $       (53)
                                                ===========        ===========

* For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2000.

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------
                                                  YEAR ENDED     PERIOD ENDED
MASSACHUSETTS HIGH INCOME TAX FREE FUND       MARCH 31, 2001   MARCH 31, 2000*
------------------------------------------------------------------------------
                                                    CLASS A
------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $   9.81         $  10.00
                                                    --------         --------
Income from investment operations# -
  Net investment income(S)                          $   0.53         $   0.33
  Net realized and unrealized gain (loss)
    on investments                                      0.55            (0.20)
                                                    --------         --------
      Total from investment operations              $   1.08         $   0.13
                                                    --------         --------
Less distributions declared to shareholders -
  From net investment income                        $  (0.54)        $  (0.32)
  From net realized gain on investments                (0.04)            --
  In excess of net realized gain on investments        (0.01)            --
                                                    --------         --------
      Total distributions declared to
        shareholders                                $  (0.59)        $  (0.32)
                                                    --------         --------
Net asset value - end of period                     $  10.30         $   9.81
                                                    ========         ========
Total return(+)                                        11.36%            1.42%++
Ratios (to average net assets)/Supplemental
   data(S):
  Expenses##                                            0.03%            0.03%+
  Net investment income                                 5.45%            5.27%+
Portfolio turnover                                        55%              65%
Net assets at end of period (000 Omitted)           $  8,246         $  6,672
  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

        Net investment income                       $   0.42         $   0.16
        Ratios (to average net assets):
          Expenses##                                    1.16%            2.60%+
          Net investment income                         4.32%            2.70%+

  * For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2000.
  + Annualized.
 ++ Not annualized.
  #  Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements. (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

---------------------------------------------------------------------------
                                                YEAR ENDED     PERIOD ENDED
NEW YORK HIGH INCOME TAX FREE FUND          MARCH 31, 2001   MARCH 31, 2000*
---------------------------------------------------------------------------
                                                    CLASS A
---------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $   9.90         $  10.00
                                                  --------         --------
Income from investment operations# -
  Net investment income(S)                        $   0.52         $   0.33
  Net realized and unrealized gain (loss)
    on investments                                    0.71            (0.10)
                                                  --------         --------
      Total from investment operations            $   1.23         $   0.23
                                                  --------         --------
Less distributions declared to shareholders -
  From net investment income                      $  (0.52)        $  (0.33)
  In excess of net investment income                  --              (0.00)+++
                                                  --------         --------
      Total distributions declared to
        shareholders                              $  (0.52)        $  (0.33)
                                                  --------         --------
Net asset value - end of period                   $  10.61         $   9.90
                                                  ========         ========
Total return(+)                                      12.81%            2.35%++
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                          0.03%            0.04%+
  Net investment income                               5.13%            5.01%+
Portfolio turnover                                      19%              19%
Net assets at end of period (000 Omitted)         $    577         $    512
  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)              $  (0.07)        $  (0.10)
        Ratios (to average net assets):
          Expenses##                                  5.83%            6.55%+
          Net investment income (loss)               (0.67)%          (1.50)%+

  * For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2000.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements. (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free Fund are each non-diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each fund invests primarily in the securities of a single state and its political subdivisions, each fund is vulnerable to the effects of changes in the legal and economic environment of the particular state. Each fund can invest up to 75% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Futures Contracts - Each fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the funds are required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the funds. Each fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, each fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the funds at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the funds will begin accreting market discount on debt securities effective April 1, 2001. Prior to this date, the funds did not accrete market discount on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the funds. The impact of this accounting change has not been determined, but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by each fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes, because each fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The funds distinguish between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended March 31, 2001, $1,377 was reclassified from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income due to differences between book and tax accounting for market discount for MFS Massachusetts High Income Tax Free Fund. This change had no effect on the net assets or net asset value per share. During the year ended March 31, 2001, there were no reclassifications due to differences between book and tax accounting for MFS New York High Income Tax Free Fund.

At March 31, 2001, MFS New York High Income Tax Free Fund, for federal income tax purposes, had a capital loss carryforward of $3,365 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on March 31, 2008, ($682) and March 31, 2009, ($2,683).

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.40% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations. The investment adviser has also voluntarily agreed to pay each fund's operating expenses exclusive of management fees such that each fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

Each fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the funds, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the funds.

Administrator - Each fund has an administrative services agreement with MFS to provide the funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee at the following annual percentages of each fund's average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the year ended March 31, 2001, on sales of Class A shares of each fund.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. Payment of the distribution and service fees under the Class A distribution plan will commence on such date as the Trustees may determine.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the year ended March 31, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations, were as follows:

                                   MASSACHUSETTS            NEW YORK
                                     HIGH INCOME         HIGH INCOME
                                   TAX FREE FUND       TAX FREE FUND
-----------------------------------------------------------------------
Purchases                             $4,091,654            $125,231
                                      ----------            --------
Sales                                 $3,191,855            $ 99,730
                                      ----------            --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:
                                   ASSACHUSETTS            NEW YORK
                                    HIGH INCOME         HIGH INCOME
                                   AX FREE FUND       TAX FREE FUND
----------------------------------------------------------------------
Aggregate cost                       $7,744,989            $526,173
                                     ----------            --------
Gross unrealized appreciation        $  330,531            $ 36,432
Gross unrealized depreciation           (16,072)                (18)
                                     ----------            --------
    Net unrealized appreciation      $  314,459            $ 36,414
                                     ==========            ========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                                 MASSACHUSETTS HIGH INCOME       NEW YORK HIGH INCOME
                                                                      TAX FREE FUND                 TAX FREE FUND
                                                                 --------------------------    -------------------------
YEAR ENDED MARCH 31, 2001                                             SHARES         AMOUNT         SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          520,223    $ 5,330,508           --     $      --
Shares issued to shareholders in reinvestment of distributions        31,222        311,177          2,720        27,697
Shares reacquired                                                   (430,893)    (4,319,812)          --            --
                                                                 -----------    -----------    -----------   -----------
    Net increase                                                     120,552    $ 1,321,873          2,720   $    27,697
                                                                 ===========    ===========    ===========   ===========

                                                                 MASSACHUSETTS HIGH INCOME       NEW YORK HIGH INCOME
                                                                      TAX FREE FUND                 TAX FREE FUND
                                                                 --------------------------    -------------------------
PERIOD ENDED MARCH 31, 2001*                                          SHARES         AMOUNT         SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          722,031    $ 7,020,749         50,021   $   500,210
Shares issued to shareholders in reinvestment of distributions         9,798         95,094          1,690        16,536
Shares reacquired                                                    (51,881)      (502,485)          --            --
                                                                 -----------    -----------    -----------   -----------
    Net increase                                                     679,948    $ 6,613,358         51,711   $   516,746
                                                                 ===========    ===========    ===========   ===========

*For the period from the commencement of each funds' investment operations, August 2, 1999, through March 31, 2000.

(6) Line of Credit
The funds and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $8 and $0 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense for MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free Fund, respectively. MFS Massachusetts High Income Tax Free Fund had no significant borrowings during the year. MFS New York High Income Tax Free Fund had no borrowings during the year.

(7) Financial Instruments
Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) Restricted Securities
Each fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2001, each fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 8.3% and 7.0% of the MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free Fund's net assets, respectively, which may not be publicly sold without registration under the Securities Act of 1933. Each fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                                            DATE OF       PRINCIPAL
FUND                       DESCRIPTION                                    ACQUISITION        AMOUNT          COST         VALUE
--------------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts High     Massachusetts Bay Transportation
  Income Tax Free Fund       Authority, RITES, 8.82s, 2016                  4/19/2000      $165,000      $187,166      $216,774
                           Massachusetts Health & Educational
                             Facilities Authority (Harvard
                             University), RITES, 8.9s, 2020                 11/8/1999        90,000       102,690       120,082
                           Massachusetts Water Resources Authority,
                             RITES, FGIC, 9.242s, 2019                      3/16/2000       225,000       266,112       310,077
                           Puerto Rico Municipal Finance Agency,
                             RITES, FSA, 8.666s, 2016                        1/6/2000        30,000        31,186        36,836
                                                                                                                       --------
                                                                                                                       $683,769
                                                                                                                       ========

MFS New York High          Puerto Rico Electric Power Authority,
  Income Tax Free Fund       RITES, FSA, 6.403s, 2015                       9/23/1999      $ 20,000      $ 19,530      $ 21,853
                           Puerto Rico, Municipal Finance Agency,
                             RITES, FSA, 7.877s, 2016                       1/13/2000        15,000        15,567        18,419
                                                                                                                       --------
                                                                                                                       $ 40,272
                                                                                                                       ========

                 --------------------------------------------
      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Municipal Series Trust and Shareholders of MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free
Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Massachusetts High Income Tax Free Fund, and MFS New York High Income Tax Free Fund (portfolios of MFS Municipal Series Trust) as of March 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended March 31, 2001 and the period from August 2, 1999 (commencement of investment operations) to March 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust as of March 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 10, 2001

FEDERAL TAX INFORMATION

In January 2002, shareholders will be mailed a Tax Form Summary or Form 1099-DIV if applicable, reporting the federal tax status of all distributions paid during the calendar year 2001.

For federal income tax purposes, 100% of the total dividends paid by each fund from net investment income during the year ended March 31, 2001, are designated as an exempt-interest dividend.

MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK HIGH INCOME TAX FREE FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Stret, Boston, MA 02116.

                                                               INC-2MST 5/01 700